EXHIBIT 10(d)23

BASE SALARIES OF NAMED EXECUTIVE OFFICERS

GULF POWER COMPANY

Effective as of January 1, 2010, the following are the annual base salaries of the current Chief Executive Officer and Chief Financial Officer of Gulf Power Company and certain other current or former executive officers of Gulf Power Company who served as such during 2009.

Susan N. Story                                                                                           $419,849
President and Chief Executive Officer
Philip Raymond                                                                                          $236,428
Vice President and Chief Financial Officer
P. Bernard Jacob                                                                                        $238,408
Vice President
Theodore J. McCullough                                                                          $194,116
Vice President
Bentina C. Terry                                                                                         $236,428
Vice President